March 19, 2001

Dear Strategic Variable Life® Plus Policyowner:

This information below supplements Massachusetts Mutual Life Insurance Company’s Strategic Variable Life® Plus Prospectus dated May 1, 2000, as supplemented on September 1, 2000. Please place this supplement with your Prospectus, and retain it for future reference.

     STRATEGIC VARIABLE LIFE® PLUS – NEW YORK
Supplement dated March 19, 2001
to the Prospectus dated May 1, 2000, as supplemented on September 1, 2000

The Prospectus is changed as follows for policies issued in New York: the section captioned “Loan Interest Crediting Rate Charge” on the chart on page 7 for New York is replaced with the following:

Charges	Current Rate	Guaranteed Rate

Loan Interest	Policy Years 1–15: 0.75%	2% - Safety Test not
Crediting Rate	Policy Years 16-30: 0.55%	available in New York
Policy Years 31+: 0.45%